UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue Pittsburgh, Pennsylvania	15219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 227-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 3, 2013 we issued a press release announcing first quarter 2013 results. A copy of the press release is included in this Current Report on Form 8-K as Exhibit 99.1 and is furnished herewith.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Koppers Holdings Inc. (“Koppers”) Annual Meeting of Shareholders (the “Annual Meeting”) was held on May 2, 2013. Four matters were considered and voted upon at the Annual Meeting: the election of two persons to serve on our board of directors, an advisory vote to approve executive compensation, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2013 and a shareholder proposal requesting the adoption of majority voting.

Election of Directors: Nominations of David M. Hillenbrand, Ph.D. and Louis L. Testoni to serve as directors for a three-year term expiring in 2016 were considered and both nominees were elected. Both nominees for election as director received a plurality of votes cast. The final voting results are as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
David M. Hillenbrand	18,405,851	493,409	970,209
Louis L. Testoni	18,660,506	238,754	970,209

The terms of office of Cynthia A. Baldwin, Albert J. Neupaver, Walter W. Turner, Sharon Feng, Ph.D., Stephen R. Tritch and T. Michael Young continued after the Annual Meeting. They will serve as directors until their terms expire and their successors have been duly elected and qualify.

Advisory Vote to Approve Executive Compensation: The advisory (non-binding) vote approving the compensation of the named executive officers of Koppers as disclosed in the Notice of Annual Meeting and Proxy Statement for the 2013 Annual Meeting of Shareholders was approved. The final voting results are as follows:

For: 18,513,736

Against: 367,580

Abstain: 17,943

Broker Non-Votes: 970,209

Ratification of Appointment of Ernst & Young LLP: The Audit Committee of the Board of Directors of Koppers appointed Ernst & Young LLP as our independent registered public accounting firm for the year 2013. The final voting results to ratify the appointment of Ernst & Young LLP are as follows:

For: 19,365,494

Against: 494,275

Abstain: 9,700

There were no broker non-votes with respect to this matter.

Shareholder Proposal Requesting the Adoption of Majority Voting: The shareholder proposal requesting the adoption of majority voting was approved. The final voting results are as follows:

For: 16,508,373

Against: 2,377,226

Abstain: 13,660

Broker Non-Votes: 970,209

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

99.1	Press Release dated May 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2013

KOPPERS HOLDINGS INC.

By:	/s/ Leroy M. Ball

Leroy M. Ball
Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated May 3, 2013